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                                                                   EXHIBIT 10.37


                             ADOPTION AGREEMENT TO

                       THE GUARDIAN DEFINED CONTRIBUTION
                       PROTOTYPE PLAN AND TRUST AGREEMENT

                        FOR A PROFIT SHARING 401(K) PLAN



NAME OF EMPLOYER    Plasma - Therm, Inc.

ADDRESS             9509 International Court
                    (Number and Street)
                    St. Petersburg, FL 33716
                    (City) (State and Zip Code)

NAME OF PLAN        Plasma - Therm, Inc. 401K Savings Plan

NAME OF TRUSTEE(S)  Frontier Trust Company

NAMES OF COMMITTEE


                                  INTRODUCTION

     This Adoption Agreement and the provisions of THE GUARDIAN DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST AGREEMENT of which this Agreement is a part, are hereby adopted by the Employer or Employers executing this Agreement for the benefit of Employees and their Beneficiaries.

COMPLETE (A), (B), OR (C) BELOW:

___  (A) This Adoption Agreement is part of the adoption of a new Plan

 X   (B) This Adoption Agreement is an amendment to THE GUARDIAN DEFINED
---  CONTRIBUTION PROTOTYPE PLAN, previously adopted, as provided in SECTION
     12.02.

Complete only Items amended.

___ (C) This Adoption Agreement is a restatement of a previously adopted Plan other than THE GUARDIAN DEFINED CONTRIBUTION PROTOTYPE PLAN, as provided in SECTION 12.06.

The PLAN ADMINISTRATOR shall be [SELECT ONE]

___  the Committee.


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 X  the Employer.
---

___ the following individuals: [INSERT NAMES]

_______________________________________________________________________________

_______________________________________________________________________________


ITEM 1: EFFECTIVE DATE

EFFECTIVE DATE shall mean [INSERT DATE] January l, 1995.

If this Agreement is a restatement of a previously adopted plan, the EFFECTIVE DATE of the previously adopted Plan is [INSERT DATE] July l, 1992.

ITEM 2: ELIGIBLE EMPLOYEE

A. ELIGIBLE EMPLOYEE means any Employee who satisfies the ELIGIBILITY CONDITIONS set forth in ITEM 3. If elected in this Item, the term "ELIGIBLE EMPLOYEE" shall include [CHECK ONLY IF EMPLOYEES IN THE LISTED CATEGORY ARE TO BE INCLUDED]

_____ any Employee who is a member of a unit of Employees covered by a collective bargaining agreement with an Employee representative if the Employer and the Employee representative have engaged in good faith bargaining for retirement benefits and if two (2%) percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in SECTION 1.410(B)-9(G) of the Regulations. For this purpose, the term "employee representative" does not include any organization more than half of whose members are Employees who are officers, owners or executives of the Employer.

_____ any Employee who is a nonresident alien provided the Employee receives no earned income from the Employer, within the meaning of SECTION 911(D)(2) of the Code, which constitutes income from sources within the United States within the meaning of SECTION 861(A)(3) of the Code.

B. If elected in this Item, the term "ELIGIBLE EMPLOYEE" shall exclude [CHECK ONLY IF EMPLOYEES IN THE CATEGORY ARE TO BE EXCLUDED]

____ Employees compensated on a salaried basis.
____ Employees who are hourly paid.
____ Employees who are paid solely on a commission basis.
____ Employees who are paid partially on a commission basis.

C. The term "ELIGIBLE EMPLOYEE" shall exclude the following Employees: [INSERT SPECIFIC IDENTIFICATION OF EXCLUDED EMPLOYEES, E.G. JOB CLASSIFICATION, GEOGRAPHIC LOCATION, ETC.]


                                       2

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       ________________     ________________     _________________

       ________________     ________________     _________________


ITEM 3: ELIGIBILITY CONDITIONS

A. AGE REQUIREMENT:  An Employee who qualifies as an ELIGIBLE EMPLOYEE under
ITEM 2 shall be eligible to participate on the EFFECTIVE DATE only if he or she has attained Age 21. [DO NOT INSERT AGE ABOVE 21]

An Employee who does not qualify as an ELIGIBLE EMPLOYEE on the EFFECTIVE DATE shall be eligible to participate as of the first Entry Date on which he or she otherwise qualifies for Participation and only if he or she has then attained Age 21. [DO NOT INSERT AGE ABOVE 21]

B. SERVICE REQUIREMENT: An Employee who qualifies as an ELIGIBLE EMPLOYEE under
ITEM 2 shall be eligible to participate on the EFFECTIVE DATE only if he or she has completed 1 Years of Service. [DO NOT INSERT MORE THAN ONE (1) YEAR UNLESS ALL PARTICIPANTS ARE IMMEDIATELY FULLY VESTED; DO NOT INSERT MORE THAN TWO (2) YEARS IN ANY EVENT].

An Employee who does not qualify as an ELIGIBLE EMPLOYEE on the EFFECTIVE DATE shall be eligible to participate as of the first Entry Date on which he or she otherwise qualifies for participation and only if as of such Entry Date he or she has completed 1 Years of Service. [DO NOT INSERT MORE THAN ONE (1) YEAR UNLESS ALL PARTICIPANTS ARE IMMEDIATELY FULLY VESTED; DO NOT INSERT MORE THAN TWO (2) YEARS IN ANY EVENT]

C. For 401(k) Plans only, an Employee who qualifies as an Eligible Employee under ITEM 2 shall be eligible to participate on an Entry Date determined as follows: [SELECT ONE]

___ the Entry Date shall be the first day of the PLAN YEAR.

___ the Entry Date shall be [INSERT DAY AND MONTH] in each PLAN YEAR.

___ the Entry Date shall be twice each PLAN YEAR, on the first day of the PLAN YEAR and six (6) months following the first day of the PLAN YEAR.

___ the Entry Date shall be twice each PLAN YEAR, on [INSERT DAY AND MONTH] and six (6) months after such date.

___ the Entry Date shall be the first day of the month coincident with or next following the Employee's completion of the eligibility requirements selected in
ITEM 1.

___ the Entry Date shall be the day the Employee completes his or her first Hour of Service.

                                       3


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____ the Entry Date shall be the first day of the sixth (6th) month following the day the Employee completes his or her first Hour of Service.

 X   the Entry Date shall be the following date(s) [INSERT DATE OR SERIES OF
---  DATES]:

            January 1 or July 1
     --------------------------

D. [Complete if applicable] For purposes of measuring a Year of Service for eligibility purposes, an Employee will be credited with a Year of Service only if he or she completes at least 1,000 [INSERT NUMBER OF HOURS NOT GREATER THAN 1000] Hours of Service during the eligibility computation period defined in
SECTION 1.78.D.

E. For purposes of the SERVICE REQUIREMENT, Years of Service as a Proprietor or Partner, or Years of Service with a corporate predecessor [CHECK ONE IF APPLICABLE, OTHERWISE LEAVE BLANK]

 X  shall be taken into account.
---

___ shall not be taken into account.


___ shall be taken into account only for Years of Service completed after [INSERT DATE].

If Years of Service with a predecessor are to be counted, the name of the predecessor is ____________________________________.


F.  YEARS OF SERVICE shall be determined [SELECT ONE]

____ on the basis of actual Hours for which an Employee is paid or entitled to payment.

____ on the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if under SECTION 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

____ on the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if under SECTION 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

____ on the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if under SECTION 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

 X   on the basis of months worked. An Employee shall be credited with one
--- hundred ninety (190) Hours of Service if under SECTION 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.


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G. Hours of Service [SELECT ONE]

 X   shall
---

___  shall not

be credited for periods prior to the date an employer was part of an affliated service group, controlled group of corporations, or a group of trades or businesses under common control with a participating Employer.

If such Hours of Service shall be credited,

____ all Hours of Service with such employer

____ Hours of Service with such employer after [INSERT DATE] shall be counted.

ITEM 4: COMPENSATION

A. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under [CHECK WHERE APPLICABLE]

 X   SECTION 125,
---

 X   SECTION 402(A)(8),
---

 X   SECTION 402(H), or
---

 X   SECTION 403(B)
---

of the Code shall be included as COMPENSATION for Plan purposes.

B. COMPENSATION shall not include [CHECK ONLY IF INDICATED TYPE OF COMPENSATION IS TO BE EXCLUDED]

___  overtime.

 X   bonuses.
---

___  commissions.


 X   other extraordinary remuneration [SPECIFY BELOW]
---

           car allowances      stock options      severance
      --------------------------------------------------------

                                       5

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      --------------------------------------------------------

 X COMPENSATION earned by a Participant prior to his or her ENTRY DATE.
---
COMPENSATION exclusions shall not apply to an integrated allocation under ITEM 8B or to Top Heavy minimum contributions, if applicable.

C. COMPENSATION for purposes of determining Employer contributions shall be measured over a twelve (12) consecutive month period [SELECT ONE]

 X    measured by the PLAN YEAR beginning in the fiscal year of the Employer.
---

 X    measured by the PLAN YEAR ending in the fiscal year of the Employer.
---

___ measured by the calendar year beginning in the fiscal year of the Employer.

___   measured by the calendar year ending in the fiscal year of the Employer.

___   measured by the calendar year [SELECT ONE]


      _____  ending immediately prior to

      _____  ending during


      the PLAN YEAR for which the determination is made.

___   beginning with each_________________________[INSERT MONTH AND DAY].


D. If the COMPENSATION of a Highly Compensated Employee and certain Family Members is limited by the provisions of SECTION 1.15(D), COMPENSATION available for Plan purposes shall be allocated as follows: [COMPLETE AS APPLICABLE]

____ % of available COMPENSATION to the oldest Highly Compensated Employee in the family unit;

____ % of available COMPENSATION to such oldest Highly Compensated Employee's spouse;

____ % of available COMPENSATION to ; [INSERT NAME OF SUCH OLDEST HIGHLY COMPENSATED EMPLOYEE'S CHILD]

____ % of available COMPENSATION to ; [INSERT NAME OF SUCH OLDEST HIGHLY COMPENSATED EMPLOYEE'S CHILD]

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


____ X as determined in accordance with the provisions of SECTION 1.15(D) which apply if no election is made.

If specific percentages are selected, and a Family Member ceases to be a Participant, the remaining percentages shall be adjusted proportionately.

ITEM 5: NORMAL RETIREMENT AGE shall mean [SELECT ONE]

 X the day and month of the Participant's 65th [INSERT AGE NOT LATER THAN --- 65] birthday.

___ the later of the day on which the Participant attains Age _________ [INSERT AGE NO LATER THAN 65] or the______________[INSERT NUMBER NO GREATER THAN 5] anniversary of the Participation Commencement Date.

___ the later of the day on which the Participant attains Age _________ [INSERT AGE NO LATER THAN 65] or the Anniversary Date following his or her completion of __________Years of Service, but in no event later than the Participant's attainment of Age sixty-five (65).

___ the later of the day on which the Participant attains Age __________ [INSERT AGE NO LATER THAN 65] or the Anniversary Date following his or her completion of __________ Years of Service, but in no event later than the later of the Participant's attainment of Age sixty-five (65) or the fifth (5th) anniversary of the Participation Commencement Date.

___ the day on which the Participant attains Age ____________[INSERT AGE NO LATER THAN 65] and completes Years of Participation, but in no event later than the Participant's attainment of Age sixty-five (65).

___ the day on which the Participant attains Age ___________ [INSERT AGE NO LATER THAN 65] and completes _____________ Years of Participation, but in no event later than the later of the Participant's attainment of Age sixty-five
(65) or the fifth (5th) anniversary of the Participation Commencement Date.

     [CHECK IF APPLICABLE] if, for PLAN YEARS beginning before January 1, 1988, a Participant's Normal Retirement Age was determined with reference to an anniversary of his or her Participation Commencement Date that was more than five (5) but no greater than ten (10) years, and an anniversary of the Participation Commencement Date is relevant in determining a Participant's Normal Retirement Age, the anniversary of a Participant's Participation Commencement Date used to determine the Participant's Normal Retirement Age for a Participant who first commenced participation under the Plan before the first PLAN YEAR beginning on or after January 1, 1988, shall be the earlier of the tenth (l0th) anniversary of the Participant's Participation Commencement Date (or the anniversary set forth in the Plan as applicable prior to that PLAN
YEAR) or the fifth (5th) anniversary of the first day of the first PLAN YEAR beginning on or after January 1, 1988.

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

ITEM 6: DISABILITY PROVISION [SELECT ONE]

A.  Except as to any Elective Deferrals made by a Participant

 X A Participant shall be fully vested on disability in accordance with --- SECTION 5.02.

___ A Participant's vesting and distribution rights in the event of his or her disability will be the same as the benefits and distribution rights applicable on his or her termination of employment.

B.  A Participant who makes Elective Deferrals [SELECT ONE]

 X  shall
---

___ shall not

receive the value of his Accrued Benefit on his Disability Date.

ITEM 7: EMPLOYER CONTRIBUTION

A.  This Plan [SELECT ONE]

 X  shall
---

___ shall not

include a cash or deferred arrangement.

The provisions of the cash or deferred arrangement may be made effective as of the first day of the PLAN YEAR in which the cash or deferred arrangement is adopted. However, under no circumstances may a Salary Reduction Agreement or other deferral mechanism be adopted retroactively.

NOTE: IF THE PLAN DOES NOT INCLUDE A CASH OR DEFERRED ARRANGEMENT, ITEMS 7C THROUGH 7J SHOULD BE LEFT BLANK.

B.  The Employer shall contribute [SELECT ONE]

 X  the amount determined each year by its governing body.
---

___ % [INSERT PERCENTAGE] of each Participant's COMPENSATION.


___ % [INSERT PERCENTAGE] of the Employer's Net Profits for the fiscal year ending with or within the PLAN YEAR in excess of $________________.


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

___  no contribution.

The Employer contribution shall be made [SELECT ONE]

 X   whether or not the Employer has Net Profits for the year.
---

___  only if the Employer has Net Profits for the year.

The Employer contribution shall be allocated [SELECT ONE]

 X   to all ELIGIBLE EMPLOYEES, whether or not the Employee has executed a
---  Salary Reduction Agreement.

___  only to those Employees who have executed a Salary Reduction Agreement.


C. If the Employer shall make contributions, such contributions may include [CHECK APPLICABLE SELECTIONS]

 X   Matching Contributions.
---

___  Qualified Non-elective Contributions.

 X   Non-Qualified Employer Contributions.
---

C.1. If the Employer shall make Matching Contributions, such contributions shall be [SELECT ONE]

___  Qualified Matching Contributions at all times.


 X   Qualified Matching Contributions only if, at the time the contribution
--- is made, the Employer advises the Committee that such contributions are Qualified Matching Contributions; otherwise, such contributions shall be Non-qualified Matching Contributions.

___  Non-qualified Matching Contributions.

C.2. If the Employer shall make contributions other than Matching
Contributions, such contributions shall be [SELECT ONE]

___  Qualified Non-elective Contributions at all times.


___ Qualified Non-elective Contributions only if, at the time the contribution is made, the Employer advises the Committee that such contributions are Qualified Non-elective Contributions; otherwise such contributions shall be Non-qualified Matching Contributions.

 X   Non-Qualified Employer Contributions.
---

C.3. If the Employer shall make Matching Contributions, such contributions [SELECT ONE]

C.3.a. X  shall be determined to be Matching Contributions only if, at the time
      ---
the contribution is made, the Employer advises the Committee that such contributions are Matching Contributions, in which event such contributions shall be allocated to the Account of each Participant in accordance with the Elective Deferrals of such Participant for the PLAN YEAR for which the Matching Contribution is made.

C.3.b. ____shall equal _________% [INSERT PERCENTAGE] of the Elective Deferrals of each Participant for the PLAN YEAR, but in no event greater than ______% [INSERT PERCENTAGE, IF APPLICABLE] of the Participant's COMPENSATION determined for the PLAN YEAR by the Employer.

C.3.c._____shall equal [SELECT ONE IF APPLICABLE]

     _____% [INSERT PERCENTAGE] of the Elective Deferrals of each Participant for the PLAN YEAR up to % [INSERT PERCENTAGE] of the Participant's COMPENSATION,

     _____% [INSERT PERCENTAGE] of the next______________% [INSERT PERCENTAGE] of the Elective Deferrals of each Participant for the PLAN YEAR up to % [INSERT PERCENTAGE] of the Participant's COMPENSATION, and

     ______% [INSERT PERCENTAGE] of the next____________ % [INSERT PERCENTAGE] of the Elective Deferrals of each Participant for the PLAN YEAR up to _____________% [INSERT PERCENTAGE] of the Participant's COMPENSATION.

C.3.d. ___ shall be equal to the percentage of Elective Deferrals of a Participant based on his COMPENSATION for the PLAN YEAR as follows: [SELECT ONE IF APPLICABLE]

     _____% [INSERT PERCENTAGE] if his COMPENSATION is less than $_____________; [INSERT DOLLAR AMOUNT]

     _____% [INSERT PERCENTAGE] if his COMPENSATION is more than the dollar amount chosen in the preceding selection, but less than $______________; [INSERT DOLLAR AMOUNT]

     _____% [INSERT PERCENTAGE] if his COMPENSATION is more than the dollar amount chosen in the preceding selection, but less than $_____________; [INSERT DOLLAR AMOUNT]

     _____% [INSERT PERCENTAGE] if his COMPENSATION is more than the dollar amount chosen in the preceding selection.

C.3.e.___ shall be equal to the percentage of Elective Deferrals of a Participant based on his [SELECT ONE]




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


     _____Years of Service
     _____Years of Participation

     as of the last day of the PLAN YEAR as follows: [SELECT ONE IF APPLICABLE]

     _____% [INSERT PERCENTAGE] if the number of Years is less than__________ [INSERT NUMBER OF YEARS]:

     _____% [INSERT PERCENTAGE] if the number of Years is more than the number of Years chosen in the preceding selection, but less than ______________[INSERT NUMBER OF YEARS];.

     _____% [INSERT PERCENTAGE] if the number of Years is more than the number of Years chosen in the preceding selection.

C.4. If the Employer shall make Matching Contributions which are not qualified, such contributions shall be [SELECT ONE]

 X   vested in accordance with the applicable schedule elected under ITEM 15.
---

___  fully vested at all times.


C.5. In no event shall the Matching Contribution for any Employee exceed [COMPLETE IF APPLICABLE]

$____________________.

     % of the Participant's COMPENSATION.
___

 15  % of the Elective Deferral of the Participant.
---

D.1. The amount of Qualified Non-elective Contributions that are made under
ITEM 7C.2 of this Adoption Agreement and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

___  All such Qualified Non-elective Contributions.

     Such Qualified Non-elective Contributions that are needed to meet the --- Average Contribution Percentage test stated in SECTION 7.12 of the Plan.


D.2. The amount of Elective Deferrals made under ITEM 7A of the Adoption Agreement and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be

___  All such Elective Deferrals.

 X   Such Elective Deferrals that are needed to meet the Average Contribution
--- Percentage test stated in SECTION 7.13 of the Plan.

E.1. Qualified Matching Contributions and Qualified Non-elective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages. In determining Elective Deferrals for the purpose of the ADP test, the Employer shall include:

 X   Qualified Matching Contributions
---
___ Qualified Non-elective Contributions under this Plan or any other plan of the Employer, as provided by regulations under the Code.

E.2. The amount of Qualified Matching Contributions made under ITEM 7C.3 of this Adoption Agreement and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be [SELECT ONE]:

___  All such Qualified Matching Contributions.

 X   Such Qualified Matching Contributions that are needed to meet the Actual
--- Deferral Percentage test stated in SECTION 7.12 of the Plan.

E.3. The amount of Qualified Non-elective Contributions made under ITEM 7C.2. of the Adoption Agreement and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be [SELECT ONE]:

___  All such Qualified Non-elective Contributions.

___ Such Qualified Non-elective Contributions that are needed to meet the Actual Deferral Percentage test stated in SECTION 7.13 of the Plan.

F. If Elective Deferrals are permitted, a Participant may change the elections in his or her Salary Reduction Agreement [SELECT ONE]

___  annually, on the last day of the prior PLAN YEAR.

___  annually, on the first day of the PLAN YEAR.

___ on the last day of the sixth (6th) month of the PLAN YEAR, and on the last day of the PLAN YEAR.


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
___ on the first day of the PLAN YEAR, and six months following the first day of the PLAN YEAR.

___  on the last day of each quarter of the PLAN YEAR.

___  on the frst day of each quarter of the PLAN YEAR.

 X   at such times as the Committee may determine.
---
G. If Elective Deferrals are permitted, a Participant may elect to defer up to [SELECT ONE IF APPLICABLE]

 15  % of his or her COMPENSATION.
---

___  % of his or her COMPENSATION, up to $  .


In no event shall a Participant be permitted to make Elective Deferrals unless the Elective
Deferral selected is at least [COMPLETE IF APPLICABLE]

 2  % [insert percentage, if applicable] of his or her COMPENSATION.
---

$___. [INSERT DOLLAR AMOUNT, IF APPLICABLE]

H. A Participant [SELECT ONE]

___ shall

 X  shall not
---
be able to assign Excess Elective Deferrals to the Plan.

If the Participant can assign Excess Elective Deferrals to the Plan, such assignment must be made prior to ___________[INSERT MONTH AND DAY] of each year.

I.  Forfeitures of Excess Aggregate Contributions shall be [SELECT ONE]

___ reallocated to the accounts of Participants who are not Highly Compensated Employees.

 X  applied to reduce Employer contributions.
---

J.  Forfeitures of Matching Contributions shall be [SELECT ONE]

___ reallocated to the accounts of Participants who are not Highly Compensated Employees.

 X  applied to reduce Employer contributions.
---

K.  All other forfeitures shall be [SELECT ONE]

___ allocated to Participant Accounts in the same manner as Non-qualified Employer Contributions in the PLAN YEAR in which the forfeiture is first recognized.

___ used to reduce Non-qualified Employer Contributions in the PLAN YEAR in which the forfeiture is recognized. [SELECT ONLY IF NON-QUALIFIED EMPLOYER CONTRIBUTIONS ARE REQUIRED]

 X first used to reduce Matching EmpIoyer Contributions in the PLAN YEAR in --- which the forfeiture is recognized, then to reduce Non-qualified Employer Contributions, and then allocated to Participant Accounts in the same manner as Non-Qualified Employer Contributions.

L.  Forfeitures shall be deemed to occur [SELECT ONE]

 X  on the last day of the PLAN YEAR in which termination of employment
--- occurs.

___ on the VALUATION DATE coincident with or next following a Participant's termination of employment.

___ on the last day of the PLAN YEAR following a Participant's __________ [INSERT NUMBER NOT IN EXCESS OF FIVE (5)] consecutive one-year Breaks in Service.

___ On the VALUATION DATE coincident with or next following a Participant's [INSERT NUMBER NOT IN EXCESS OF FIVE (5)] consecutive one-year Breaks in Service.

ITEM 8:  ALLOCATION OF CONTRIBUTIONS

A. Employer contributions, other than Matching Contributions, shall be allocated [SELECT ONE]

 X to each Participant in the same proportion as his or her COMPENSATION --- bears to the COMPENSATION of all Participants

___ on an integrated basis.

B. If Employer contributions other than Matching Contributions are to be allocated on an integrated basis, the percentage of COMPENSATION in excess of the Integration Level shall be [SELECT ONE]

___ % [INSERT PERCENTAGE NOT GREATER THAN 5.7% IF THE INTEGRATION LEVEL IS THE TAXABLE WAGE BASE, LESS THAN 20% OF THE TAXABLE WAGE BASE OR $10,000]

___ % [INSERT PERCENTAGE NOT GREATER THAN 5.4% IF THE INTEGRATION LEVEL IS MORE THAN 80% OF THE TAXABLE WAGE BASE BUT LESS THAN THE TAXABLE WAGE BASE]

___ % [INSERT PERCENTAGE NOT GREATER THAN 4.3% IF THE INTEGRATION LEVEL IS MORE THAN $10,000 AND MORE THAN 20% OF THE TAXABLE WAGE BASE BUT LESS THAN 80% OF THE TAXABLE WAGE BASE]

___ 4.3% if the Integration Level is more than $10,000 and more than 20% of the Taxable Wage Base but less than 80% of the Taxable Wage Base for the Year, 5.4% if the Integration Level is more than 80% of the Taxable Wage Base but less than the Taxable Wage Base, and 5.7% if the Integration Level is either $10,000, 20% of the Taxable Wage Base or the Taxable Wage Base.

The Integration Level shall be [SELECT ONE]

___ the Taxable Wage Base.

$_______. [INSERT DOLLAR AMOUNT LESS THAN THE TAXABLE WAGE BASE]


___ % of the Taxable Wage Base [INSERT PERCENTAGE NOT IN EXCESS OF 100%]

C.1.Non-Qualified Employer Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [SELECT ONE]

 X  the last day of the PLAN YEAR.
---

___ the first day of the PLAN YEAR.

___ the following date or dates in each PLAN YEAR:___________ [INSERT DATE(S)].

Subject to the provisions of SECTION 2.09, an allocation of Non-qualified Employer Contributions [SELECT ONE]

___ shall

 X  shall not
---

be made to the Account of a Participant who completes less than one thousand
(1000) Hours of Service during the PLAN YEAR.

Subject to the provisions of SECTION 2.09, an allocation of Non-qualified Employer Contributions [SELECT ONE]

___ shall

 X  shall not
---
be made to the account of a Participant who is not employed on the [SELECT ONE]

___ Allocation Date.

 X  last day of the PLAN YEAR.
---

C.2. Qualified Non-elective Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [SELECT ONE]

___ the last day of the PLAN YEAR.

___ the first day of the PLAN YEAR.

___ the following date or dates in each PLAN YEAR:____________ [INSERT DATE(S)].

Subject to the provisions of SECTION 2.09, an allocation of Qualified Non-elective Contributions [SELECT ONE]

___ shall

___ shall not

be made to the Account of a Participant who completes less than one thousand
(1000) Hours of Service during the PLAN YEAR.

Subject to the provisions of SECTION 2.09, an allocation of Qualified Non-elective Contributions [SELECT ONE]

___ shall

___ shall not

be made to the account of a Participant who is not employed on the last day of the PLAN YEAR.

C.3. Matching Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [SELECT ONE]

___ the last day of the PLAN YEAR.

___ the first day of the PLAN YEAR.

 X the following date or dates in each PLAN YEAR: the last day of each month --- [INSERT DATE(S)].

Subject to the provisions of SECTION 2.09, an allocation of Matching Contributions [SELECT ONE]

 X  shall
---

___ shall not

be made to the Account of a Participant who completes less than one thousand
(1000) Hours of Service during the PLAN YEAR.

Subject to the provisions of SECTION 2.09, an allocation of Matching Contributions [SELECT ONE]

 X  shall
---

___ shall not

be made to the account of a Participant who is not employed on the [SELECT ONE]

___ VALUATION DATE.

 X  last day of the PLAN YEAR.
---
D.  A Participant shall be permitted to direct the investment of [SELECT ONE]

___ no part of his or her Account.

___ his or her Elective Deferrals only.

 X  his or her Account.
---
E. If directed investments are permitted, the investment alternatives shall be [SELECT ONE]

 X  selected by the Committee in its sole discretion.
---

___ such investments as the Participant may select.

If directed investments are permitted, changes in investment decisions shall be made [SELECT ONE]

___ whenever the Participant wishes.

 X at such times during the PLAN YEAR as the Committee shall determine, in --- its sole discretion.

F.  For purposes of allocating gains and losses pursuant to SECTIONS 10.02 AND
10.03 [SELECT ONE]

 X a weighted average shall be used with reference to amounts attributable --- to contributions made during the PLAN YEAR.

___ all contributions shall be treated as made on the last day of the PLAN
YEAR.

ITEM 9:  MINIMUM AND MAXIMUM CONTRIBUTIONS

A. In no event shall the Employer Contribution for the PLAN YEAR for any Participant be in an amount less than [SELECT ONE OR LEAVE BLANK]

$___________ [INSERT DOLLAR AMOUNT].

______% [INSERT PERCENTAGE] of his or her COMPENSATION for the LIMITATION YEAR which [SELECT ONE]

         ________ends
         ________begins

         in the PLAN YEAR.

B. In no event shall the Employer Contribution for the PLAN YEAR for any Participant be in an amount greater than [SELECT ONE OR LEAVE BLANK]

$30,000 [INSERT DOLLAR AMOUNT].
-------

  25 % [INSERT PERCENTAGE] of his or her COMPENSATION for the LIMITATION ------ YEAR which [SELECT ONE]

          X   ends
        -----
        _____ begins

        in the PLAN YEAR.

ITEM 10: VALUATION DATE

The VALUATION DATE shall be [CHECK ONE AND COMPLETE AS NECESSARY]

___ the first day of the PLAN YEAR.

___ the last day of the PLAN YEAR.

___ the first day of the PLAN YEAR and the first day of the month beginning six (6) months later.

___ the last day of the sixth (6th) month of the PLAN YEAR and the last day of the PLAN YEAR.

___ the first day of each quarter of the PLAN YEAR.

___ the last day of each quarter of the PLAN YEAR.

 X  [INSERT DATE OR SERIES OF DATES]
---   Daily

ITEM 11: METHOD OF FUNDING

The Plan shall be funded as [SELECT ONE]

 X  an Uninsured Plan.
---

___ a Plan funded in part with life insurance or annuity Policies.

___ a Fully Insured Plan.

ITEM 12: PRERETIREMENT DEATH BENEFIT

A. If the Plan is an Uninsured Plan, the PRERETIREMENT DEATH BENEFIT shall be [SELECT ONE]

___ the Qualified Preretirement Survivor Annuity.

___ the Participant's vested Accrued Benefit.

 X  the Participant's Accrued Benefit.
---

B. If the Plan is a Plan funded in part with life insurance Policies the PRERETIREMENT DEATH BENEFIT shall be [SELECT ONE]

___ the death benefit provided under any life insurance Policies issued on the Participant's life, but in no event less than the Qualified Preretirement Survivor Annuity.

___ the death benefit provided under any life insurance Policies issued on the Participant's life, plus the value of the Participant's Account.

C. If the Plan is a Fully Insured Plan, the PRERETIREMENT DEATH BENEFIT shall be [SELECT ONE]

___ the death benefit provided under any life insurance Policies issued on the Participant's life, but in no event less than the Qualified Preretirement Survivor Annuity.

___ the death benefit provided under any life insurance Policies issued on the Participant's life, plus the cash value of any annuity Policies held in the Participant's Account.

In all cases, the Qualified Preretirement Survivor Annuity shall be paid in accordance with the provisions of SECTION 5.06(B) and any PRERETIREMENT DEATH BENEFIT in excess of the value of the Qualified Preretirement Survivor Annuity shall be paid in accordance with the provisions of SECTION 4.07.

D. The Spouse of a Participant [SELECT ONE; IF THE GUARANTEE IS PROVIDED, THE SPOUSE NEED NOT BE THE BENEFICIARY OF ALL LIFE INSURANCE PROCEEDS]

___ shall

___ shall not

be paid at least one-half (1/2) of the total death benefit payable as a result of the death of the Participant.

ITEM 13: LIFE INSURANCE

A. If the Plan is an Insured Plan, the amount of life insurance to be purchased shall be [SELECT ONE]

___ determined in accordance with the elections made in Item 13B.

___ determined by each Participant in accordance with the elections made in
Item 13C.

___ determined by the Committee in a nondiscriminatory manner.

B. In the event life insurance is to be purchased pursuant to the elections made in this Item 13B, the Committee shall direct the Trustee to use [SELECT ONE IF APPLICABLE]

___ % [INSERT PERCENTAGE] of each annual Employer contribution to purchase ordinary life insurance.

___ % [INSERT PERCENTAGE] of each annual Employer contribution to purchase term insurance.

___ % [INSERT PERCENTAGE] of each annual Employer contribution to purchase a combination of ordinary life and term life insurance in such proportion as shall be determined by the committee.

In the event the percentage of annual Employer contribution set forth above shall be insufficient to pay the premium on Policies in force on a Participant's life during the PLAN YEAR immediately preceding the PLAN YEAR for which the determination is being made, the Committee shall, subject to the provisions of SECTION 3.07 [SELECT ONE]

___ direct the Trustee to pay such amount of the premium as is necessary from the Account of the Participant.

___ direct the Trustee to surrender so much of the life insurance as is necessary to prevent the premium from exceeding the percentages elected in Item 13B.

___ exercise its discretion to determine whether the premium should be paid or part of the life insurance surrendered.

In addition to amounts available for insurance under other elections in the Adoption Agreement, amounts held in a Participant's Account for at least two
(2) years [SELECT ONE]

___ shall

___ shall not.

be available for the payment of life insurance premiums. If no election is made, such amounts shall be available.

In addition to amounts available for insurance under other elections in the Adoption Agreement, amounts held in the account of a Participant who has been such for at least five (5) years [SELECT ONE]

___ shall

___ shall not

be available for the payment of life insurance premiums. If no election is made, such amounts shall be available.

C. If the Participant elects to have part of his or her Account invested in life insurance, such life insurance shall insure [SELECT ONE]

___ only the Participant's life.

___ the Participant's life and/or the lives of others in whom the Participant has an insurable interest and on whose life the Participant elects to purchase such insurance.

In the event the provisions of SECTION 3.07 shall prevent the payment of the premiums on Policies purchased in accordance with the direction of a Participant, the Committee shall direct the Trustee to surrender so much of the life insurance as is necessary to prevent the premium from exceeding the limitations set forth in SECTION 3.07 unless the Participant or some other person agrees to purchase such insurance from the Plan in accordance with the procedures set forth in applicable Prohibited Transaction Exemptions.

D. [COMPLETE IF APPLICABLE] In the event a Participant is entitled on initial entry to less than $________ [INSERT AMOUNT NOT LESS THAN $2,000 OR IN EXCESS OF $5,000] of life insurance, until the Participant is entitled to such amount no Policy shall be issued on the life of such Participant.

E. [COMPLETE IF APPLICABLE] In the event a Participant is entitled as of any date to an increase in life insurance benefits that is less than $ [INSERT AMOUNT NOT MORE THAN $1,000] no life insurance Policy need be purchased until the Participant is entitled to at least the amount set forth as additional life insurance.

F. Additional life insurance shall be purchased on the life of a Participant until the Participant [SELECT ONE]

___ is within [INSERT NUMBER NOT GREATER THAN 5] years of his or her NORMAL RETIREMENT DATE.

___ reaches his NORMAL RETIREMENT AGE.

___ actually retires.

G.  The Committee [SELECT ONE]

___ shall purchase key man insurance.
___ shall have the right to purchase key man insurance.
___ shall not have the right to purchase key man insurance.

ITEM 14:  VOLUNTARY EMPLOYEE CONTRIBUTIONS [COMPLETE IF APPLICABLE]

If a voluntary contributions account is held under the Plan for a Participant, the Participant [SELECT ONE IF APPLICABLE]

 X  shall
---

___ shall not

have the right to direct the investment of such account.

ITEM 15:  VESTING

A. In any PLAN YEAR during which the Plan is a Top-Heavy Plan, the following vesting schedule shall apply: [SELECT ONE]

____Vesting in the Accrued Benefit from Employer Contributions shall be twenty (20%) percent after two (2) Years of Service, with an additional twenty (20%) percent vesting for each additional Year of Service thereafter, up to a maximum vesting in the Accrued Benefit of one hundred (100%) percent.

 X Vesting in the Accrued Benefit from Employer Contributions shall be --- [COMPLETE EACH PERCENTAGE]

    10 % [INSERT ANY PERCENTAGE NOT LESS THAN ZERO] after one (1) Year of
    --   Service;

    20 % [NOT LESS THAN 20%] after two (2) Years of Service;
    --

    40 % [NOT LESS THAN 40%] after three (3) Years of Service;
    --

    60 % [NOT LESS THAN 60%] after four (4) Years of Service;
    --

    80 % [NOT LESS THAN 80%] after five (5) Years of Service;
    --

    100% after six (6) Years of Service.


    Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent after_____________ [INSERT A NUMBER NO GREATER THAN 3] Years of Service.

    Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent at all times.

If the vesting schedule under the Plan shifts in or out of the above schedule for any PLAN YEAR because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the provisions of SECTION 12.07 of the Plan apply.

B. In any PLAN YEAR in which the Plan is not a Top-Heavy Plan, the following vesting schedule shall apply: [SELECT ONE]

 X  the schedule selected in ITEM 15A.
---

___ Vesting in the Accrued Benefit from Employer Contributions shall be twenty (20%) percent after three (3) Years of Service, with an additional twenty (20%) percent vesting for each additional Year of Service thereafter, up to a maximum vesting in the Accrued Benefit of one hundred (100%) percent.

___ Vesting in the Accrued Benefit from Employer Contributions shall be [COMPLETE EACH PERCENTAGE]

    ____ % [INSERT ANY PERCENTAGE NOT LESS THAN ZERO] after one (1) Year of
           Service;

    ____ % [INSERT ANY PERCENTAGE NOT LESS THAN ZERO] after two (2) Years of
           Service;

    ____ % [NOT LESS THAN 20%] after three (3) Years of Service;

    ____ % [NOT LESS THAN 40%] after four (4) Years of Service;

    ____ % [NOT LESS THAN 60%] after five (5) Years of Service;

    ____ % [NOT LESS THAN 80%] after six (6) Years of Service;

    100% after seven (7) Years of Service.

____Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent after_________________ [INSERT A NUMBER NO GREATER THAN 5] Years of Service.

____Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent at all times. [NOTE: THIS ITEM MUST BE SELECTED IF THE PLAN EXCLUDES EMPLOYEES WHO HAVE COMPLETED MORE THAN ONE (1) YEAR OF SERVICE BASED ON A SERVICE REQUIREMENT]

C. Years of Service with the Employer shall be counted to determine the nonforfeitable percentage in such Employee's Accrued Benefit from Employer Contributions based on the following elections: [SELECT APPLICABLE EXCLUSIONS]

 X  all Years of Service will be counted.
---

___ Years of Service completed before the Participant attained Age eighteen
(18) shall not be included.

___ Years of Service during a period for which the Employee made no mandatory contributions shall not be included.

___ Years of Service completed before the Employer maintained this Plan or a predecessor Plan shall not be included.

___ Years of Service before January 1, 1971, unless the Employee has at least three (3) Years of Service after December 31, 1970 shall not be included.

___ Years of Service before the effective date of ERISA shall not be included if such Years would have been disregarded under the break in service rules of the Plan or prior plan in effect from time to time before such date. For this purpose, break in service rules are rules which result in the loss of prior vesting or benefit accruals, or deny an Employee eligibility to participate by reason of separation or failure to complete a required period of service within a specified period of time.

D. Years of Service for purposes of determining a Participant's nonforfeitable percentage in his or her Accrued Benefit (the vesting computation period) shall be measured over [SELECT ONE]

 X  the PLAN YEAR.
---

___ the twelve (12) consecutive month periods measured from the date the Participant performs his or her first Hour of Service and each anniversary thereof.

___ the twelve (12) consecutive month period measured from each [INSERT MONTH AND DAY].

E. [COMPLETE IF APPLICABLE] For purposes of measuring a Year of Participation or Service for accrual purposes, a Participant will be credited with a Year of Participation or Service only if he or she completes at least

1.000[INSERT NUMBER] Hours of Service during the accrual computation period.
-----
     [COMPLETE IF APPLICABLE] For purposes of measuring a Year of Participation or Service for vesting purposes, a Participant will be credited with a Year of Participation or Service only if he or she completes at least

1.000[INSERT NUMBER NOT LESS THAN 1,000] Hours of Senice during the vesting ----- computation period.

ITEM 16:  PLAN YEAR and LIMITATION YEAR

The PLAN YEAR shall be [SELECT ONE]

___ the twelve (12) consecutive month period which coincides with the LIMITATION YEAR.

___ the twelve (12) consecutive month period commencing on the EFFECTIVE DATE and each anniversary thereof.

 X the twelve (12) consecutive month period commencing on January 1 [INSERT --- MONTH AND DAY] and each anniversary thereof.

The LIMITATION YEAR shall be [SELECT ONE]

 X  the PLAN YEAR.
---
___ the twelve (12) consecutive month period commencing on [INSERT MONTH AND DAY] and each anniversary thereof.

ITEM 17: TOP-HEAVY DETERMINATIONS

A. For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted based on the following assumptions: [SELECT ONE]

 X the UP-84 mortality table and interest at the rate of six (6%) percent --- for both reretirement and post-retirement purposes.

___ Preretirement [COMPLETE BOTH ITEMS; IF NO MORTALITY TABLE IS USED, INSERT "NONE"]

    Interest rate_______%

    Mortality Table___________

    Other [INSERT ASSUMPTIONS]_______________

    Post-Retirement [COMPLETE BOTH INTEREST AND MORTALITY ITEMS; COMPLETE COST OF LIVING ONLY IF APPLICABLE]

    Interest rate_______%

    Mortality Table___________

    Cost of Living____________

    Other [INSERT ASSUMPTIONS]_______________

B. For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be [SELECT ONE]

    [INSERT DATE USED FOR COMPUTING PLAN COSTS FOR MINIMUM FUNDING, REGARDLESS OF WHETHER A VALUATION IS PERFORMED EVERY YEAR].

___ the Valuation Date of the defined benefit plan.

C.  Top-Heavy Minimums will be satisfied by [SELECT ONE]

 X  this Plan.
---

___ another Plan.

If the Top-Heavy Minimums will be satisfied by another plan insert the name of such other plan:__________________________________________.

D. An Employer who maintains both a defined benefit and defined contribution plan which are Top-Heavy Plans shall provide a minimum benefit or contribution in the [SELECT ONE]

___ defined benefit

___ defined contribution

plan equal to

[IF THE DEFINED BENEFIT PLAN IS SELECTED]

___ % of average COMPENSATION for the five (5) highest consecutive years after January 1, 1984, expressed as a life annuity commencing at the Participant's NORMAL RETIREMENT DATE, for each PLAN YEAR after [INSERT DATE]______________ up to a maximum monthly pension of__________________% [INSERT PERCENTAGE NOT LESS THAN 20%] of such average COMPENSATION.

[IF THE DEFINED CONTRIBUTION PLAN IS SELECTED]

___ % of Annual COMPENSATION for each PLAN YEAR after [INSERT DATE]

ITEM 18: PARTICIPANT LOANS

Loans to Participants and their Beneficiaries [SELECT ONE]

 X  are allowed.
---

___ are not allowed.

If loans are available to Participants interest paid on such loans

 X  shall
---

___ shall not

be allocated to the Accrued Benefit of the Participant or Beneficiary borrowing the amount.

ITEM 19: BENEFIT DISTRIBUTIONS

A. A Participant who reaches his or her NORMAL RETIREMENT AGE but does not retire shall commence to receive his or her benefits [SELECT ONE]

___ at his or her NORMAL RETIREMENT DATE.

___ at his or her Actual Retirement Date.

 X at any time elected by the Participant after his or her NORMAL RETIREMENT --- DATE.

B. If benefits are not paid to a Participant who reaches his or her NORMAL RETIREMENT AGE but does not retire such benefits shall be [SELECT ONE]

___ invested as part of Trust assets with gains and losses allocated proportionately to the Participant's Account.

 X invested in the manner directed by the Participant with the assets chosen --- by the Participant held in the Participant's Account.

C. A Participant who terminates employment prior to his or her NORMAL RETIREMENT DATE shall be entitled to a distribution of his or her benefits [SELECT ONE]

___ upon termination of employment.

___ upon the last day of the PLAN YEAR in which termination of employment occurs.

___ upon termination of employment as a result of a disability as defined in
SECTION 5.03.

___ upon the occurrence of a one-year Break in Service.

___ upon the occurrence of five one-year Breaks in Service.

___ only upon the earlier of his or her death or attainment of his or her NORMAL RETIREMENT AGE.

 X upon the VALUATION DATE coincident with or next following termination of --- employment.

D. A Spouse who is entitled to a Qualified Preretirement Survivor Annuity [SELECT ONE]

 X  shall
---

___ shall not

be entitled to receive the Annuity in the form of a lump sum.

E. A Participant shall be entitled to receive a distribution of his rollover account as defined in Section 5.12 [SELECT ONE]

___ at any time he or she requests.

 X at the same time as a distribution can be made from the Plan of all or any --- part of his Accrued Benefit.

F. [INSERT PERCENTAGE IF APPLICABLE] In lieu of a Qualified Joint and Survivor Annuity paying a survivor annuity of fifty (50%) percent, the survivor annuity payable under the Qualified Joint and Survivor Annuity Form shall be ____ % [NOT LESS THAN FIFTY (50%) PERCENT OR MORE THAN ONE HUNDRED (100%) PERCENT] of the amount of the annuity payable during the joint lives of the Participant and spouse.

G. Distributions to a Participant in a profit sharing Plan shall be available [SELECT APPLICABLE CHOICES]

___ of any amounts held in the Participant's Account for at least two (2) years.

___ of any amounts held in the Participant's Account if the Participant has participated in the Plan for at least five (5) years.

 X only at the times and to the extent selected for distributions of Employer --- contributions in other Items in the Adoption Agreement.

ITEM 20: OPTIONAL FORMS

A. Benefits shall be payable to a Participant only in one of the following forms: [COMPLETE ONLY IF THE SAFE HARBOR RULE OF SECTION 5.06(B)(6) IS TO APPLY]

___ a lump sum.

___ a period certain as elected by the Participant, but not in excess of [INSERT PERIOD NO GREATER THAN 20] years.

B. If the safe harbor rule of SECTION 5.06(B)(6) is not to apply, benefits payable to a Participant shall be payable in any one of the following forms, in addition to the form of a Qualified Joint and Survivor Annuity: [CHECK ALL APPLICABLE FORMS]

 X  a lump sum.
---

 X a joint and survivor annuity with spouse with 75% or 100% [INSERT % NOT --- MORE THAN 100%, OR INSERT THE WORD "ANY"] of the monthly pension payable to the Participant to be paid to the spouse following the death of the Participant.

 X  subject to the provisions of SECTION 5.06, a joint and survivor annuity
--- with any person with 75% or 100%[INSERT % NOT MORE THAN 100%, OR INSERT THE WORD "ANY"] of the monthly pension payable to the Participant to be paid to such person on the death of the Participant.

 X  all of the optional forms listed above.
---

 X  the following additional optional forms: [COMPLETE AS APPLICABLE]
---

    1.    an annuity for the life of the participant

    2.    5 or 10 year certain annuity

    3. equal monthly, quarterly or annual installments not to exceed the life expectancy of the participant or the joint lives expectancies of the participant and baneficiary

    4.

    5.

C. If benefits are payable in a lump sum under any optional form, such benefits shall be payable [SELECT AS APPLICABLE]

 X  in any case in which the Participant so elects.
---

___ only if the lump sum benefit has a value less than $__________ [INSERT DOLLAR AMOUNT].

___ only if the Participant executes an agreement not to compete with the Employer.

D.  Benefits payable to a Participant

___ can only be paid in one of the optional forms set forth in ITEM 20A.

 X can be converted to an account balance and paid in accordance with the --- provisions of SECTION 401(A)(9) of the Code as they apply to distributions from an account balance.

ITEM 21: ROLLOVER ACCOUNTS

A.  Rollover accounts [SELECT ONE]

 X  are permitted.
---

___ are not permitted.

B. If rollover accounts are permitted, the directed in vestment of rollover accounts by the Participant [SELECT ONE, IF APPLICABLE]

 X  is permitted.
---

___ is not permitted.

ITEM 22: LIMITATIONS ON BENEFITS

If the Employer maintains or ever maintained another qualified plan other than a paired plan 01-001, 01-005, 02-001 or 02-003 in which any Participant in this Plan is or was a Participant or could possibly become a Participant, the Employer adopting this Plan must complete this Item. The Employer must also complete this Item if it maintains a welfare benefit fund, as defined in
SECTION 419(E) of the Code, or an individual medical account, as defined in
SECTION 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

A. If the Participant is covered under another qualified defined contribution Plan maintained by the Employer, other than a master or prototype plan [SELECT ONE]

 X the provisions of SECTION 8.02 shall apply as if the other plan were a --- master or prototype plan.

___ [STATE METHOD UNDER WHICH THE PLANS WILL LIMIT TOTAL ANNUAL ADDITIONS TO THE MAXIMUM PERMISSIBLE AMOUNT, AND WILL PROPERLY REDUCE ANY EXCESS AMOUNTS, IN A MANNER THAT PRECLUDES EMPLOYER DISCRETION]

B. If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer [STATE METHOD WHICH SATISFIES THE 1.0 LIMITATION OF SECTION 415(E) OF THE CODE AND PRECLUDES EMPLOYER DISCRETION]

ITEM 23: MISCELLANEOUS

A. The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under SECTION 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

B. This Adoption Agreement may be used only in conjunction with THE GUARDIAN DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST AGREEMENT.

C. In the event this Adoption Agreement is improperly completed, the Plan may not be qualified under SECTION 401(A) of the Internal Revenue Code.

D. The Sponsor will inform each adopting Employer of any amendments made to the Plan or the abandonment or discontinuance of the Plan.

E.  The name, address and telephone number of the Sponsor are:

    The Guardian Life Insurance Company of America
    201 Park Avenue South
    New York, New York 10003
    (212) 598-8000

    If life insurance policies have been purchased from the Guardian, ask for the Pension Division Service Department.

    If annuities or investments have been purchased from either the Guardian Insurance & Annuity Company, Inc. or the Park Avenue Portfolio, ask for the Equities Department.

    If no products have been purchased from the Guardian, the Guardian can not respond to any communications concerning this document.

    THESE DOCUMENTS ARE INTENDED TO BE PART OF A PROTOTYPE PLAN. THE INTERNAL REVENUE SERVICE GIVES PROTOTYPE PLANS SPECIAL RELIANCE BY PRE-APPROVING PLAN LANGUAGE. THAT RELIANCE IS ONLY AVAILABLE IF EACH EMPLOYER SPONSORING THE PLAN MAKES AMENDMENTS ON A TIMELY BASIS WHEN SUCH AMENDMENTS ARE REQUIRED. SUCH AMENDMENTS ARE MADE BY THE PLAN SPONSOR, AND FORWARDED TO EACH INDIVIDUAL EMPLOYER SPONSORING THE PLAN. THE PLAN CAN LOSE ITS QUALIFICATION IF THE EMPLOYER FAILS TO MAKE THE NECESSARY AMENDMENTS.

    AS SPONSOR OF THIS PROTOTYPE, THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA WILL ACCEPT THE RESPONSIBILITY FOR ADVISING YOU OF THE AMENDMENTS MADE TO THE PLAN ONLY IF YOU TAKE THE FOLLOWING STEPS:

    1. AFTER YOU ADOPT THE PROTOTYPE, IF SUCH ADOPTION IS THE FIRST TIME YOU HAVE USED THE GUARDIAN PROFIT SHARING 401 (K) PLAN, YOU MUST FORWARD AN ORIGINAL COPY OF THE ADOPTION AGREEMENT TO THE GUARDIAN AT THE ADDRESS LISTED
BELOW:

    The Guardian Life Insurance Company of America
    201 Park Avenue South
    New York, New York 10003
    Attn: Pension Division Service Deparunent 13-A

    PLEASE NOTE: IF YOU HAVE PURCHASED NEITHER LIFE INSURANCE OR INVESTMENTS FROM THE GUARDIAN LIFE INSURANCE COMPANY, THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. OR THE PARK AVENUE PORTFOLIO AS PART OF THE FUNDING OF THIS PLAN OR ANOTHER QUALIFIED PLAN YOU MAINTAIN FOR YOUR EMPLOYEES, YOU MAY NOT USE THIS DOCUMENT AS A PROTOTYPE PLAN.

    2. WHEN THE GUARDIAN RECEIVES THE EXECUTED DOCUMENTS, THE DOCUMENTS WILL BE COUNTERSIGNED AND A COPY RETURN TO YOU. UNTIL YOU RECEIVE THE COUNTERSIGNED COPY, YOU CAN NOT RELY UPON THE GUARDIAN TO NOTIFY YOU OF ANY AMENDMENTS NECESSARY TO MAINTAIN THE QUALIFICATION OF YOUR PLAN UNDER APPLICABLE PROVISIONS OF THE

TAX AND PENSION LAW. THE GUARDIAN WILL ACCEPT NO RESPONSIBILITY FOR SUCH COMPLIANCE UNLESS YOU HAVE IN YOUR POSSESSION A COPY OF THE ADOPTION AGREEMENT COIJNT SIGNED BY AN OFFICER OF THE GUARDIAN. OFFICERS OF THE GUARDIAN INCLUDE ONLY HOME OFFICE PERSONNEL, AND DO NOT INCLUDE ANY FIELD SERVICE PERSONNEL.

3. THE GUARDIAN WILL ACCEPT NO RESPONSIBILITY IN THE EVENT YOU DO NOT RECEIVE A COUNTERSIGNED COPY OF THE ADOPTION AGREEMENT AFTER FORWARDING SAME TO THE GUARDIAN. YOU ARE SOLELY RESPONSIBLE FOR OBTAINING SUCH COUNTERSIGNED COPY, AND IF YOU DO NOT OBTAIN SAME FOR ANY REASON, WHETHER OR NOT THE FAULT OF THE GUARDIAN, THE GUARDIAN SHALL HAVE NO RESPONSIBILITY FOR ANY DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE FAILURE TO MAINTAIN PLAN QUALIFICATION.

     IN WITNESS WHEREOF, the Employer and the Committee, respectively, have caused these presents to be signed by their duly authorized representatives and have caused their respective corporate seals, where required, to be hereunto affixed, the day and year written below.


   7/28/95                                       Plasma-Therm, Inc.
--------------------------------           -----------------------------------
(DATE)                                     Employer


                                           BY:   /s/ Diana DeFerrari
                                               -------------------------------
                                               Authorized Signature Title
                                           VP of Administration/Corp. Sec.


                                           -----------------------------------
                                           Committee Member


                                           -----------------------------------
                                           Committee Member


                                           -----------------------------------
                                           Committee Member

If no separate trust agreement is signed, the Trustees should sign below. Unless the Trustee is a corporate Trustee, there must a least two Trustees.


                                           -----------------------------------
                                           Trustee


                                           -----------------------------------

                                           -----------------------------------
                                           Trustee


                                           -----------------------------------
                                           Trustee

This plan is a prototype sponsored by The
Guardian Life Insurance Company of
America. However, the following counter-signature shall not be construed as approval of the plan or its terms, nor a representation that the undersigned has reviewed the plan in any manner or to any extent.


     /s/ Joyce V. Gordon
-----------------------------------------
Authorized Signature
2nd Vice President, Pensions



                                    APPENDIX


The following Employers, by execution of this Appendix, hereby adopt the terms and conditions of the Plan to which this Appendix is attached:


Name of Employer:          PLASMA-THERM, INC.

Address of Employer:       9509 INTERNATIONAL COURT
                           ST. PETERSBURG, FL 33716

Signature of Authorized Representative:     /s/ Diana DeFerrari
                                       ---------------------------------------
                                       Title: SECRETARY/PLAN ADMINISTRATOR

Name of Employer:          MAGNETRAN
Address of Employer:       134 ROUTE 73
                           VOORBEES,.NJ 08043

Signature of Authorized Representative:     /s/ Diana DeFerrari
                                       ---------------------------------------
                                       Title: SECRETARY/PLAN ADMINISTRATOR

Name of Employer:

Address of Employer:

Signature of Authorized Representative:
                                       ---------------------------------------
                                       Title: